                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report:  October 29, 2003
---------------------------------
(Date of earliest event reported)




                     Merrill Lynch Mortgage Investors, Inc.
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             (Exact name of registrant as specified in its charter)


       Delaware                    333-108378                13-3416059
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    (State or Other               (Commission             (I.R.S. Employer
    Jurisdiction of               File Number)           Identification No.)
     Incorporation)

4 World Financial Center, 10th Floor,
250 Vesey Street, New York, New York                               10080
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(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code: (212) 449-1000
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         (Former name or former address, if changed since last report.)

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ITEM 5. OTHER EVENTS.

     Attached as an exhibit are the Computational Materials (as defined in the no-action letter dated May 20, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation-I, Kidder Peabody & Co. Incorporated and Kidder Structured Asset Corporation (the "Kidder Letter") prepared by Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc., McDonald Investments Inc., Credit Suisse First Boston LLC and Morgan Stanley & Co. Incorporated, which are hereby filed pursuant to the Kidder Letter.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)  Financial Statements - Not Applicable

(b)  Pro Forma Financial Information - Not Applicable

(c)  Exhibits

     Exhibit 99 Computational Materials prepared by Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc., McDonald Investments Inc., Credit Suisse First Boston LLC and Morgan Stanley & Co. Incorporated in connection with Merrill Lynch Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2003-KEY1


                                      -2-
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     MERRILL LYNCH MORTGAGE INVESTORS, INC.

                                     By: /s/ Michael M. McGovern
                                         ---------------------------------------
                                         Name: Michael M. McGovern
                                         Title: Secretary




Date: November 17, 2003



                                      -3-
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                                  Exhibit Index
                                  -------------



Item 601(a) of
Regulation S-K                                                 Paper (P) or
Exhibit No.           Description                              Electronic (E)
-----------           -----------                              --------------

99                    Computational Materials prepared by           E
                      Merrill Lynch, Pierce, Fenner & Smith
                      Incorporated, J.P. Morgan Securities
                      Inc., McDonald Investments Inc.,
                      Credit Suisse First Boston LLC and
                      Morgan Stanley & Co. Incorporated in
                      connection with Merrill Lynch Mortgage
                      Trust, Commercial Mortgage
                      Pass-Through Certificates, Series
                      2003-KEY1